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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________
                                    Form 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 17, 2002

                        LIBERTY NATIONAL BANCSHARES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Georgia               0-24113            58-2292563
               ---------------------------------------------------
   (State or other jurisdiction      (Commission          (I.R.S. Employer
   of Incorporation)                 File Number)         Identification No.)


                     P.O. Box 82030, Conyers, Georgia         30013
                     ----------------------------------------------
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (770) 785-7880
                                                           --------------

             ______________________________________________________
             (Former name or address, if changed since last report)

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Item 7.           Financial Statements and Exhibits.

(c)               Exhibits.  The following exhibits are filed with this report:

                  Exhibit No.    Description
                  -----------    -----------

                  99.1 Press Release of Registrant Regarding Financial Results (July 17, 2002).
                  99.2 Press Release of Registrant Regarding 2-for-1 Stock Split (July 17, 2002).

Item 9.           Regulation FD Disclosure

         On July 17, 2002, Liberty National Bancshares, Inc. (the "Company") issued a press release announcing its financial results for the three and six months ended June 30, 2002. A copy of the press release is filed herewith as
Exhibit 99.1.

         On July 17, 2002, the Company also issued a press release announcing a 2-for-1 stock split of its common stock. A copy of the press release is filed herewith as Exhibit 99.2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LIBERTY NATIONAL BANCSHARES, INC.


July 17, 2002                  /s/ William L. Daniel
                               -------------------------------------------------
                                        William L. Daniel
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit
------       ----------------------

99.1         Press Release of Registrant Regarding Financial Results (July 17,
             2002).
99.2         Press Release of Registrant Regarding 2-for-1 Stock Split (July 17,
             2002).